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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 20, 2003 (October 20, 2003)



                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)


    Delaware                       0-19969                     71-0673405
----------------                ------------              -------------------
 (State or other                (Commission                  (IRS Employer
 jurisdiction of                File Number)              Identification No.)
incorporation or
  organization)


                             3801 OLD GREENWOOD ROAD
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000

--------------------------------------------------------------------------------
(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)


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ITEM 7. EXHIBITS.

99.1 Press release of Arkansas Best Corporation dated October 20, 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 20, 2003, Arkansas Best Corporation ("the Company") issued a press release announcing its third quarter 2003 results. The press release contains a reconciliation of GAAP net income per share to a non-GAAP financial measure of net income per share for the third quarter of 2002. Management believes the non-GAAP net income per share is useful to investors in understanding the Company's results of operations, because it provides a more comparable measure of net income per share to the third quarter of 2003 net income per share. A copy of the press release is attached as an exhibit to this Report on Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                  (Registrant)

Date:  October 20, 2003           /s/ David E. Loeffler
       -----------------          -----------------------
                                  David E. Loeffler,
                                  Vice President - Chief Financial
                                  Officer and Treasurer





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                                INDEX TO EXHIBITS



99.1                Press release of Arkansas Best Corporation dated
                    October 20, 2003






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